SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                               (Amendment No.   )


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         MASSACHUSETTS FINCORP, INC.
---------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)


---------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
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         0-11.
         (1) Title of each class of securities to which transaction applies:

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               computed pursuant to Exchange Act Rule 0-11 (Set forth the
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   [ ]   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration
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         (1)   Amount previously paid:

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         (2)   Form, Schedule or Registration Statement No.:

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                         MASSACHUSETTS FINCORP, INC.
                              70 Quincy Avenue
                         Quincy, Massachusetts 02169
                               (617) 825-5555

                                                             April 20, 2001

Fellow Shareholders:

      You are cordially invited to attend the 2001 Annual Meeting of Shareholders (the "Annual Meeting") of Massachusetts Fincorp, Inc. (the "Company"), the holding company for The Massachusetts Co-operative Bank (the "Bank"), Boston, Massachusetts, which will be held on May 23, 2001 at 2:00 p.m., Eastern Time, at The Phillips Old Colony House, 780-900 Morrissey Boulevard, Boston, Massachusetts.

      The attached Notice of the Annual Meeting and the Proxy Statement describe the business to be transacted at the Annual Meeting. Directors and Officers of the Company will be present at the Annual Meeting to respond to any questions that our shareholders may have regarding the business to be transacted.

      The Board of Directors of the Company has determined that matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends that you vote "FOR" each of the nominees for directors nominated by the Board of Directors and specified under Proposal 1, "FOR" the ratification of certain amendments to the Massachusetts Fincorp, Inc. 1999 Stock-Based Incentive Plan and "FOR" the ratification of the Board's selection of Grant Thornton LLP as the Company's independent auditors for the 2001 fiscal year.

      I encourage you to attend the meeting in person. Whether or not you attend the meeting in person, however, please sign, date and return the enclosed proxy card promptly. Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business at the Annual Meeting.

           IF YOU HAVE ANY QUESTIONS ABOUT VOTING, PLEASE CONTACT
     RENEE CZAJKOWSKI, CORPORATE SECRETARY, AT (617) 825-5555 EXT. 1109.

      On behalf of the Board of Directors and all of the employees of the Company and the Bank, I thank you for your continued interest and support.

                                       Sincerely yours,

                                       /s/ Paul C. Green

                                       Paul C. Green
                                       Chairman of the Board, President
                                       and Chief Executive Officer

                         MASSACHUSETTS FINCORP, INC.
                              70 Quincy Avenue
                        Quincy, Massachusetts  02169
                     __________________________________

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         To Be Held on May 23, 2001
                     __________________________________

      NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Annual Meeting") of Massachusetts Fincorp, Inc. (the "Company"), the holding company for The Massachusetts Co-operative Bank (the "Bank"), will be held on May 23, 2001 at 2:00 p.m., Eastern Time, at The Phillips Old Colony House, 780-900 Morrissey Boulevard, Boston, Massachusetts.

      The purpose of the Annual Meeting is to consider and vote upon the following matters:

      1.    The election of three directors to a three-year term of office;

      2. The ratification of certain amendments to the Massachusetts Fincorp, Inc. 1999 Stock-Based Incentive Plan;

      3. The ratification of the Board of Directors' appointment of Grant Thornton LLP as the Company's independent accountants; and

      4. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

      The Board of Directors has established April 6, 2001 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on such record date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. We request that you complete and return the proxy card in the enclosed postage-paid envelope as soon as possible. A list of shareholders entitled to vote at the Annual Meeting will be available at Massachusetts Fincorp, Inc., 70 Quincy Avenue, Quincy, Massachusetts 02169, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                                       By Order of the Board of Directors

                                       /s/ Renee R. Czajkowski

                                       Renee R. Czajkowski
                                       Corporate Secretary

Quincy, Massachusetts
April 20, 2001

                         MASSACHUSETTS FINCORP, INC.
                     __________________________________

                               PROXY STATEMENT
                       ANNUAL MEETING OF SHAREHOLDERS
                                May 23, 2001
                     __________________________________

      This Proxy Statement is being furnished to shareholders of Massachusetts Fincorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors (the "Board of Directors" or the "Board") of proxies to be used at the annual meeting of shareholders (the "Annual Meeting"), to be held on May 23, 2001 at 2:00 p.m., Eastern Time, at The Phillips Old Colony House, 780-900 Morrissey Boulevard, Boston, Massachusetts, and at any adjournments thereof. The 2000 Annual Report to Stockholders, including the consolidated financial statements of the Company for the fiscal year ended December 31, 2000, accompanies this Proxy Statement which is first being mailed to record holders on or about April 20, 2001.

Vote Required and Voting of Proxies

      Regardless of the number of shares of common stock owned, it is important that record holders of a majority of the shares be represented by proxy or in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted by the Board of Directors in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted "FOR" the election of the nominees for director nominated by the Board of Directors and named in this Proxy Statement, "FOR" ratification of certain amendments to the Massachusetts Fincorp, Inc. 1999 Stock-Based Incentive Plan (the "Incentive Plan") and "FOR" the ratification of auditors.

      Other than the matters listed on the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote with respect to the election of any person as director where a nominee is unable to serve or for good cause will not serve and matters incident to the Annual Meeting. If any other business is properly presented at the Annual Meeting, the shares represented by the proxies will be voted by the holders thereof in accordance with their best judgment.

      A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company (Renee Czajkowski), by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to attend the Annual Meeting and vote personally at the Annual Meeting.

           IF YOU HAVE ANY QUESTIONS ABOUT VOTING, PLEASE CONTACT
     RENEE CZAJKOWSKI, CORPORATE SECRETARY, AT (617) 825-5555 EXT. 1109.

      The securities which may be voted at the Annual Meeting consist of shares of common stock, par value $.01 per share, of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below.

      The close of business on April 6, 2001 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 518,231 shares.

      As provided in the Company's Certificate of Incorporation, for voting purposes, holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit and are not treated as outstanding for voting purposes. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

      The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining the existence of a quorum. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to the item and has not received instructions from the beneficial owner. In the event that there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors (Proposal 1), the enclosed proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD" authority to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

      As to the ratification of the amendments to the Incentive Plan (Proposal 2), the enclosed proxy card enables a shareholder to vote "FOR" the proposal, vote "AGAINST" the proposal or "ABSTAIN" from voting on the item. This matter will be decided by the affirmative vote of a majority of the votes cast. Shares underlying broker non-votes, shares in excess of the Limit and abstentions will not be counted as votes cast and will have no effect on the voting.

      As to the ratification of the appointment of Grant Thornton LLP as auditors for the 2001 fiscal year (Proposal 3), the enclosed proxy card enables a shareholder to vote "FOR" the proposal, vote "AGAINST" the proposal or "ABSTAIN" from voting on the item. This matter will be decided by the affirmative vote of a majority of the votes cast. Shares underlying broker non-votes, shares in excess of the Limit and abstentions will not be counted as votes cast and will have no effect on the voting.

      Proxies solicited by the Company will be returned to the Company's transfer agent, Registrar and Transfer Company ("RTC"). The Board of Directors has designated RTC to tabulate the votes for the Annual Meeting. RTC is not otherwise employed by, or a director of, the Company or any of its affiliates. Two officers of the Bank have been appointed to act as inspectors of election at the Annual Meeting.

Stock Ownership

      The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports received to date regarding such ownership filed by such persons with the Company and with the SEC, in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.

                                                                     Percent
Name and Address                                     Number       of Outstanding
of Beneficial Owner                                 of Shares      Common Stock
--------------------------------------------------------------------------------

Frederick J. Jaindl, Mark W. Jaindl,                51,548(1)        9.95%
 Zachary John Jaindl Trust and
 Julianne Katherine Jaindl Trust ("Jaindl")
1964 Diehl Court
Allentown, Pennsylvania  18104

The Massachusetts Co-operative Bank                 43,638(2)        8.42%
 Employee Stock Ownership Plan
 (the "ESOP")
70 Quincy Avenue
Quincy, Massachusetts  02169

Spence Limited, L.P.                                42,000(3)        8.10%
4712 Clendenin Road
Nashville, Tennessee  37220-1004

<F1>  Based on information filed in a Schedule 13D, as amended, Jaindl may, in the aggregate, be deemed the beneficial owner of 51,548 shares.
<F2>  First Bankers Trust, N.A. has been appointed as the corporate trustee for the ESOP (the "ESOP Trustee"). The ESOP Trustee, subject to its fiduciary duty, will vote all unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received voting instructions from participants. As of April 6, 2001, 13,092 shares have been allocated under the ESOP and 30,546 shares remain unallocated.
<F3>  Based on information filed in a Schedule 13G filed on March 12, 1999,
      Spence Limited, L.P. reports to be the beneficial owner of 33,100 shares. A recent registered shareholder list shows Spence Limited, L.P. to be the beneficial owner of 42,000 shares.

Interest of Certain Persons in Matters to be Acted Upon

      Certain directors, officers and employees of the Company and the Bank have been granted awards of stock and stock options under the Incentive Plan as described herein. An amendment to the Incentive Plan is being presented for ratification in Proposal 2, which will affect such awards.

               PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                     PROPOSAL 1.  ELECTION OF DIRECTORS

      The Board of Directors of the Company currently consists of eleven
(11) directors and is divided into three classes. Each of the eleven members of the Board of Directors also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

      The three nominees proposed for election at the Annual Meeting by the Board of Directors are Robert H. Quinn, Joseph W. Sullivan and Diane Valle.
 No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

      In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that proxies will be voted for the election of the balance of those nominees named and for such other persons as may be designated by the present Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy card will be voted "FOR" the election of all nominees proposed by the Board of Directors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES NOMINATED BY THE BOARD OF DIRECTORS NAMED IN THIS PROXY STATEMENT.

Information with Respect to Nominees, Continuing Directors and Certain Executive Officers

      The following table sets forth, as of the Record Date, the names of nominees nominated by the Board of Directors, continuing directors and the Named Executive Officers (as defined below), their ages, a brief description of their recent business experience, including present occupations and employment, the year in which each became a director of the Bank and the year in which their terms (or, in the case of nominees nominated by the Board of Directors, their proposed terms) as director of the Company expire. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and all directors and executive officers as a group as of the Record Date. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.

                                                                                 Amount
                                                                Expiration    And Nature of     Ownership
Name and Principal Occupation                      Director     of Term as     Beneficial      as a Percent
at Present and for Past Five Years          Age    Since (1)     Director     Ownership (2)    of Class (3)
-----------------------------------------------------------------------------------------------------------

NOMINEES


Robert H. Quinn                             73       1974          2004          1,417                 *
  Partner, Quinn & Morris, a law firm
  located in Boston, Massachusetts.

Joseph W. Sullivan                          63       1977          2004          2,917                 *
  Retired, former President of
  Neponset Lincoln Mercury,
  Boston, Massachusetts.

Diane Valle                                 48       1983          2004          3,070 (4)             *
  Former President through 2000 of
  Harbor Greenery, a retail florist
  located in Boston, Massachusetts.

CONTINUING DIRECTORS

Scott E. Buck                               37       2000          2003            250                 *
  Partner of Buck, Zyskowski & Buck,
  CPA's, a CPA firm located in
  Allentown, Pennsylvania.

Mark W. Jaindl                              41       2000          2003         51,548 (5)           9.95%
  President & CEO of AmericanBank, an
  Internet bank located in Allentown,
  Pennsylvania.

John P. O'Hearn, Jr.                        61       1973          2003         15,417               2.97%
  Executive Vice President of Meredith
  & Grew, Inc., a real estate firm
  located in Boston, Massachusetts.

William E. Schantz II                       36       2000          2003            100                 *
  Principal of Warner & Schantz LLC,
  an employee benefit consulting firm
  located in Allentown, Pennsylvania.

Paul C. Green                               51       1991          2002         17,051 (6,7)         3.27%
  Chairman of the Board, President
  and Chief Executive Officer of the
  Company and the Bank.

John E. Hurley, Jr.                         59       1981          2002          1,417                 *
  Probation officer, Chelsea,
  Massachusetts.

Robert E. McGovern                          82       1972          2002          1,417                 *
  Retired, former real estate director
  for the Boston Redevelopment Authority,
  Boston, Massachusetts.

John J. Sousa, Jr.                          54       1999          2002          4,967                 *
  Managing Director, Institutional
  Mortgage Acquisition Corporation, a
  firm that facilitates the purchase and
  sale of mortgage products, located in
  Wakefield, Massachusetts since 1997.
  Prior to 1997, served as a vice
  president of a residential appraisal
  company for two years.

NAMED EXECUTIVE OFFICER
 (WHO IS NOT A DIRECTOR)

Anthony A. Paciulli                         51         --            --          3,766 (8)             *
  Vice President of the Company and
  Executive Vice President of the Bank

All directors and executive officers
 as a Group (12 persons) (9)                --         --            --        103,337              19.71%

*     Does not exceed 1.0% of the Company's voting securities.
<F1>  Includes years of service as a director of the Bank.
<F2>  Includes 5,960 shares which are underlying currently exercisable options.
<F3>  As of the Record Date, there were 518,231 shares of Common Stock outstanding.
<F4>  Includes 1,653 shares held as custodian by Ms. Valle for her daughter.
<F5>  Includes 7,000 shares held in trust for Mr. Jaindl's son, 3,600 shares held in trust for Mr. Jaindl's daughter and 10,948 shares held by Mr. Jaindl's father.
<F6>  Includes 50 shares in trusts for benefit of Mr. Green's son and daughter.
<F7>  Includes 1,650 shares which have been allocated to the account of Paul
      C. Green under the ESOP.
<F8>  Includes 1,334 shares which have been allocated to the account of
      Anthony A. Paciulli under the ESOP.
<F9>  Includes 2,984 shares which have been allocated to the accounts of executive officers under the ESOP and 5,960 shares which are underlying currently exercisable options.

Meetings and Committees of the Board of Directors

      The Board of Directors of the Company and the Board of Directors of the Bank conduct business through meetings of the Board of Directors and through activities of their committees. The Board of Directors of the Company and Bank generally meet on a monthly basis and may have additional meetings as needed. During the fiscal year ended December 31, 2000, the Board of Directors of the Company held 15 meetings and the Board of Directors of the Bank held 16 meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during the fiscal year ended December 31, 2000. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

      Audit and Compliance Committee. The Audit and Compliance Committee of the Company consists of Messrs. Buck, Hurley, Quinn and Sullivan. All members of the Audit Committee are deemed to be independent within the meaning of Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. This committee generally meets on a quarterly basis and is responsible for the review of audit reports and management's actions regarding the implementation of audit findings and to review compliance with all relevant laws and regulations. The Audit Committee has adopted a written charter, a copy of which is attached as Exhibit A to this Proxy Statement. During the fiscal year ended December 31, 2000, the Audit and Compliance Committee held two meetings.

      Nominating Committee. The Company's Nominating Committee for the 2001 Annual Meeting consists of Messrs. Green, Schantz and Sousa and Ms. Valle. The committee considers and recommends the nominees for director to stand for election at the Company's Annual Meeting. The Company's Certificate of Incorporation and Bylaws provide for shareholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The shareholder's notice of nomination must contain all information relating to the nominee, which is required to be disclosed by the Company's Bylaws and by the Exchange Act. See "Additional Information-Notice of Business to be Conducted at a Special or Annual Meeting." The Nominating Committee met on February 1, 2001.

      Compensation Committee. The Compensation Committee of the Company consists of Messrs. Hurley, Jaindl, and O'Hearn and Ms. Valle. Such committee is responsible for all matters regarding compensation and fringe benefits for officers and employees of the Company and the Bank and meets on an as needed basis. During the fiscal year ended December 31, 2000, the Compensation Committee held three meetings.

Directors' Compensation

      Directors' Fees. All non-employee directors of the Company were paid a monthly retainer fee of $150 for the first six months of 2000. The monthly retainer fee was $350 from July through October; and currently, the monthly retainer fee is $150. Non-employee directors of the Bank were paid a monthly retainer fee of $550 for the first six months of 2000. The monthly retainer fee was $350 from July through October; and currently, the monthly retainer fee is $550. Each member of the Bank's Security Committee is currently paid an annual retainer of $1,800.

      Incentive Plan. Under the Incentive Plan, which was adopted by the Company's shareholders on July 21, 1999, each member of the Board of Directors of the Company who is not an officer or employee of the Company or the Bank received non-statutory stock options to purchase 1,487 shares of common stock at an exercise price of $12.00, the fair market value of the common stock on November 16, 1999, the date the option was granted, and stock awards for 595 shares (collectively "Directors' Awards"). The Directors' awards initially granted under the Incentive Plan vest equally over a five-year period, beginning on November 16, 2000.

      The three directors, Scott E. Buck, Mark W. Jaindl and William E. Schantz II elected at the 2000 annual meeting received non-statutory stock options to purchase 1,487 shares of common stock at an exercise price of $12.375, the fair market value of the common stock on July 13, 2000, the date the option was granted, and stock awards for 595 shares. These Directors' awards initially granted under the Incentive Plan vest equally over a five-year period, beginning on July 13, 2001.

      The vesting of all Directors' awards immediately accelerates upon the death and disability of a director. The Board of Directors amended the Incentive Plan to provide the Compensation Committee with the ability to accelerate the vesting of awards upon a participant's retirement and provide for the acceleration of vesting of awards upon a change in control of the Company or the Bank. Such amendments are being submitted to shareholders for ratification under Proposal 2.

Executive Compensation

      Summary Compensation Table. The following table sets forth the cash compensation paid as well as other compensation paid or accrued for services rendered in all capacities during fiscal years ended December 31, 2000, 1999 and 1998 to the Chief Executive Officer and the highest paid executive officer who earned and/or received salary and bonus in excess of $100,000 ("Named Executive Officers").

                                                                                  Long-Term Compensation
                                              Annual Compensation                            Awards
                                       ---------------------------------    ------------------------------------------
                                                               Other        Restricted     Securities
                                                              Annual          Stock        Underlying      All Other
Name and                     Fiscal    Salary      Bonus    Compensation      Awards      Options/SARs    Compensation
Principal Positions           Year       ($)        ($)      ($)(1)(2)        ($)(3)         (#)(4)          ($)(5)
----------------------------------------------------------------------------------------------------------------------

Paul C. Green                 2000    $125,580    $     -     $21,656        $     -          1,090          $  483
   President and Chief        1999     122,360          -      12,004         65,448         12,546           3,251
   Executive Officer          1998     114,188     12,075       5,290              -              -             500

Anthony A. Paciulli           2000    $103,272    $     -     $17,509        $     -            500          $  500
   Senior Vice President      1999     104,138          -       9,866         34,032          6,818           3,514
                              1998      96,067      9,930       4,580              -              -           3,733

<F1>  Does not include the aggregate amount of perquisites and other personal benefits, which was less than 10% of the total annual salary and bonus reported.
<F2>  Other Annual Compensation includes ESOP allocations with a market value as of December 31, 2000 of $21,656 for Mr. Green and $17,509 for Mr. Paciulli.
<F3>  Includes awards of 5,454 and 2,836 shares of stock granted to Messrs.
      Green and Paciulli, respectively, under the Incentive Plan. The dollar amounts set forth in the table represent the market value of the date of the grant of the stock awarded. The stock awards vest in five equal annual installments commencing on November 16, 2000, the first anniversary of the awards. When shares become vested, the recipients will also receive an amount equal to unaccumulated cash and stock dividends (if any) paid with respect thereto, plus earnings thereon. As of December 31, 2000, the market value of the shares subject to stock awards held by Messrs. Green and Paciulli were $71,584 and $37,223, respectively.
<F4>  Includes stock options granted pursuant to the Incentive Plan during fiscal year 1999 and 2000. See "Option Grants in last Fiscal Year" table for discussion of options granted under the Incentive Plan.
<F5>  Other Compensation includes a cash payment for sick time of $483 for
      Mr. Green and $500 for Mr. Paciulli.

      Employment Agreements. The Bank and the Company entered into employment agreements with Messrs. Green and Paciulli effective December 22, 1998. The employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base.
 The continued success of the Bank and the Company depends to a significant degree on the skills and competence of the above referenced officers.

      The employment agreements provide for a three-year term for Mr. Green and a one-year term for Mr. Paciulli. The employment agreements with the Company are extended on a daily basis unless written notice of non-renewal is given by the Board of Directors and the term of the employment agreements with the Bank are renewable on an annual basis. The employment agreements provide that each executive's base salary will be reviewed annually. The current base salaries for Messrs. Green and Paciulli are $130,603 and $107,403, respectively. In addition to the base salary, the employment agreements provide for, among other things, participation in stock benefit plans and other fringe benefits applicable to executive personnel. The employment agreements provide for termination by the Bank or the Company for cause, as defined in the employment agreements, at any time. In the event the Bank or the Company chooses to terminate employment for reasons other than for cause, or in the event of the executive's resignation from the Bank or the Company upon: (i) failure to re-elect the executive to his current office; (ii) a material change in the executive's functions, duties or responsibilities; (iii) a relocation of the executive's principal place of employment by more than 25 miles; (iv) a reduction in the benefits and perquisites being provided to the executive in the employment agreement; (v) liquidation or dissolution of the Bank or the Company; or (vi) a breach of the employment agreement by the Bank or the Company, the executive or, in the event of death, his beneficiary would be entitled to receive an amount equal to the remaining base salary and bonuses due to the executive for the remaining term of the employment agreement plus the value of certain stock-based awards held by the executive on the date of termination and contributions that would have been made on the executive's behalf to any employee benefit plans of the Bank and the Company during the remaining term of the employment agreement. The Bank and the Company would also continue and pay for the executive's life, health, dental and disability coverage for the remaining term of the employment agreement. The employment agreements restrict each executive's right to compete against the Bank or the Company for a period of one year from the date of termination of the agreement if his employment is terminated without cause, except if termination follows a change in control.

      Under the employment agreements, if voluntary (in connection with reasons stated in the agreements) or involuntary termination follows a change in control of the Bank or the Company, the executive or, in the event of the executive's death, his beneficiary, would be entitled to a severance payment equal to the greater of: (i) base salary and bonuses that would have been paid for the remaining term of the agreement, plus the value of any stock options or stock awards that had not yet vested or become exercisable on the date of termination; or (ii) three times the average of the five preceding taxable years' annual compensation. The Bank and the Company would also continue the executive's life, health, and disability coverage for thirty-six months in the case of Mr. Green and 12 months in the case of Mr. Paciulli. Notwithstanding that both the Bank and Company employment agreements provide for a severance payment in the event of a change in control, the executive would not receive duplicative payments or benefits under the agreements.

      Payments to the executives under the employment agreements with the Bank are guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the employment agreements with the Company would be made by the Company. All reasonable costs and legal fees paid or incurred by an executive pursuant to any dispute or question of interpretation relating to the employment agreements shall be paid by the Bank or Company, respectively, if an executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the executives to the fullest extent allowable under Massachusetts and Delaware law, respectively. In the event of a change in control of the Bank or the Company, the aggregate payments due to Messrs. Green and Paciulli under these agreements, based solely on cash compensation paid to them over the past five fiscal years and excluding any benefits under any employee benefit plan which may be payable, would be approximately $426,071. The employment agreements also provide that the Company will compensate the executive for excise taxes imposed on any "excess parachute payments," as defined under section 280G of the Code, made thereunder, and any additional income and excise taxes imposed as a result of such compensation.

      Management Supplemental Executive Retirement Plan. The Bank maintains a non-qualified deferred compensation arrangement known as a "Management Supplemental executive Retirement Plan" (the "MSERP"). The Bank intends the MSERP to make up lost ESOP benefits to designated participants who retire, who terminate employment in connection with a change in control, or whose participation in the ESOP ends due to termination of the ESOP in connection with a change in control (regardless of whether the individual terminates employment) prior to the complete repayment of the ESOP loan. Generally, upon the retirement of an eligible individual (designated by the Board of Directors of the Bank or a participating affiliate of the Bank) or upon a change in control of the Bank or the Company prior to complete repayment of the ESOP Loan, the MSERP will provide the individual with a benefit determined by first (i) projecting the number of shares that would have been allocated to the individual under the ESOP if the individual had remained employed throughout the term of the ESOP loan (measured from the individual's first date of ESOP participation) and (ii) reducing that number by the number of shares actually allocated to the individual's account under the ESOP; and second, by multiplying the number of shares that represent the difference between such figures by the average fair market value of the Common Stock over the preceding five years. The individual's benefits become payable under the MSERP upon the participant's retirement (in accordance with the standard retirement policies of the Bank) or upon the change in control of the Bank or the Company. The Bank may establish a grantor trust in connection with the MSERP to satisfy the obligations of the Bank with respect to the MSERP. The assets of the grantor trust would remain subject to the claims of the Bank's general creditors in the event of the Bank's insolvency until paid to the individual pursuant to the terms of the MSERP. Messrs. Green and Paciulli participate in the MSERP.

      Incentive Plan. The Company's shareholders adopted the Incentive Plan on July 21, 1999. It provides discretionary awards of options to purchase common stock and awards of restricted common stock (collectively, "Awards") to officers, directors and employees as determined by a committee of the Board of Directors. The following table lists all grants of options under the Incentive Plan to the Named Executive Officers for fiscal year 2000 and contains certain information about potential value of those options based upon certain assumptions as to the appreciation of the Company's stock over the life of the option.

                      Option Grants in Last Fiscal Year

                                           Individual Grants
                       ----------------------------------------------------------
                        Number of
                       Securities     % of Total
                       Underlying       Options
                         Options       Granted to      Exercise or
                         Granted      Employees in      Base Price     Expiration
Name                    (#)(1)(2)     Fiscal Year       Per Share       Date (3)
---------------------------------------------------------------------------------

Paul C. Green             1,090           9.6%           $12.375      July 12, 2010
Anthony A. Paciulli         500           4.4%            12.375      July 12, 2010

<F1>  Options granted under the Incentive Plan become exercisable in five equal annual installments commencing on July 13, 2001, provided, however, options will be immediately exercisable in the event the optionees terminate employment due to death or disability. The Board of Directors has amended the Incentive Plan to also provide for the acceleration of vesting of the options upon a participant's retirement or upon a change in control of the Company or the Bank. See Proposal 2 for more information.
<F2>  The purchase price equals the fair market value of the stock on the date the option was granted and generally may be made in whole or in part in cash or common stock.
<F3>  The option term is ten years.


      The following table provides certain information with respect to the number of shares of common stock represented by outstanding options held by the Named Executive Officers as of December 31, 2000. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year end price of the common stock.

                        Fiscal Year-End Option Value

                                   Number of Securities            Value of Unexercised
                                  Underlying Unexercised           In-the-Money Options
                                Options at Fiscal Year-End       at Fiscal Year-End($)(3)
                               ----------------------------    ----------------------------
Name                           Exercisable    Unexercisable    Exercisable    Unexercisable
-------------------------------------------------------------------------------------------

Paul C. Green                   2,510 (1)       10,036 (1)      $2,823.75      $11,290.50
                                                 1,090 (2)              -          817.50
Anthony A. Paciulli             1,364 (1)        5,454 (1)       1,534.50               -
                                                   500 (2)       6,135.75          375.00

<F1>  The options have an exercise price of $12.00 per share.
<F2>  The options have an exercise price of $12.375 per share.
<F3>  The price of the common stock on December 31, 2000 was $13.125 per share.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 2000.

Transactions With Certain Related Persons

      Since 1991, the Bank has maintained a policy prohibiting making loans to executive officers and directors. However in 1998, the Bank made a one-time exception to this policy and refinanced a loan to a member of the Board of Directors which loan was initially originated by the Bank prior to 1991 (the "1998 Refinanced Loan"). The 1998 Refinanced Loan was sold in the secondary market in February 1998. As of December 31, 2000, the Bank had three loans outstanding to directors totaling $92,470, both of which were originated prior to 1991. All advances made to directors since 1991 consist of advances made under the line of credit agreements made with the directors prior to 1991. All of such related party loans and advances (including the 1998 Refinanced Loan) were made by the Bank in the ordinary course of business with no favorable terms and do not involve more than the normal risk of collectibility or present unfavorable features.

      On August 16, 2000 the Company and the Bank and three of its directors that were elected at the 2000 Annual Meeting of Shareholders (Mark W. Jaindl, William E. Schantz II and Scott E. Buck) and certain named affiliates entered into an agreement pursuant to which the Company agreed to increase the size of the Bank's board by three members and to appoint Directors Jaindl, Schantz and Buck to the new positions. The Company and the Bank also agreed to re-nominate those individuals for election to the Company's Board when their current terms expire in 2003. Directors Jaindl, Schantz and Buck agreed to support management's nominees at the 2001 Annual Meeting.

PROPOSAL 2.  RATIFICATION OF THE AMENDMENTS TO THE MASSACHUSETTS
             FINCORP, INC. 1999 STOCK-BASED INCENTIVE PLAN

      The Board of Directors of the Company is presenting amendments to the Massachusetts Fincorp, Inc. 1999 Stock-Based Incentive Plan to shareholders for ratification. Shareholders originally approved the Incentive Plan on July 21, 1999. The Board of Directors of the Company approved the amendments to the Incentive Plan on January 12, 2000 and presented the amendments for shareholder ratification at the Annual Meeting of Shareholders held on April 26, 2000. The amendments did not receive the affirmative vote of at least a majority of the votes cast at such meeting. The Incentive Plan was amended primarily in two respects. First, the amendments clarify that the Company may accelerate or modify the vesting of restricted stock awards and stock options upon a participant's retirement. Second, the amendments provide for accelerated vesting of outstanding awards of stock and stock options upon a change in control of the Bank or the Company. For purposes of the Incentive Plan, a "change in control" of the Bank or the Company generally means an event or circumstance that results in a substantial change in ownership or control of the Bank or the Company. In the most typical circumstance, a change in control of the Bank or the Company will result from an acquisition or merger of the Bank or the Company with another entity in which the Bank or the Company is not the surviving entity. Other circumstances involving a change in control may result from a sale of substantially all the assets of the Bank or the Company, a change in the composition of the Board of Directors following a contested election of Board members or an offer by a third party to purchase in excess of 20% of the Company's outstanding stock. The amendments to the Incentive Plan do not increase the number of shares available for grant under the Incentive Plan, change the eligibility requirements for participation in the Incentive Plan, or otherwise alter the type of grants or existing grants that have been made to the participants of the Incentive Plan. The following is a summary of all material terms of the Incentive Plan, which are affected by the amendments. However, shareholders are urged to read carefully the Incentive Plan, as amended, which is attached hereto as Exhibit B.

General

      The Incentive Plan authorizes the granting of options to purchase common stock and awards of common stock (collectively, "Awards"). Subject to certain adjustments to the Awards, the maximum number of shares available for Awards under the Incentive Plan is 76,367 shares, consisting of 54,548 shares authorized for issuance pursuant to the exercise of stock options and 21,819 shares for stock awards. All officers, other employees and non-employee directors of the Company and its affiliates are eligible to receive Awards under the Incentive Plan. The Incentive Plan is administered by a committee appointed by the Board of Directors (the "Committee"). Subject to the terms of the Incentive Plan, the Committee interprets the plan and is authorized to make decisions and determinations thereunder, including the terms and conditions of awards. Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Incentive Plan. To date, the Company has not funded the Incentive Plan awards by issuing stock from authorized but unissued shares or through shares reacquired in the open market.

      The Incentive Plan authorizes the grant of awards in the form of: (i) options to purchase the Company's common stock intended to qualify as incentive stock options under Section 422 of the Code (options which afford certain tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as "Incentive Stock Options" or "ISOs"; (ii) options that do not so qualify (options which do not afford the same income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-Statutory Stock Options" or "NSOs"; and (iii) restricted stock awards, which provide a grant of common stock that vests over time.

Stock Options

      The Committee has the discretion to award Incentive Stock Options or Non-Statutory Stock Options to employees, while only Non-Statutory Stock Options may be awarded to non-employee directors. Pursuant to the Incentive Plan, the Committee has the authority to determine the date or dates on which each stock option will become exercisable. In order to qualify as Incentive Stock Options under Section 422 of the Code, the exercise price must not be less than 100% of the fair market value on the date of the grant. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying common stock on the date of the grant. The exercise price may be paid in cash or in common stock at the discretion of the Committee.

      Termination of Employment or Service. The Committee, in its discretion, may determine the time frame in which options may be exercised and may redesignate Incentive Stock Options as Non-Statutory Stock Options. However, unless otherwise determined by the Committee, upon termination of a participant's service for any reason other than death, disability, retirement or termination for cause, the vested Incentive Stock Options and Non-Statutory Stock Options shall be exercisable for a period of three months following termination. In the event of termination for cause, all rights to any stock options granted under the Incentive Plan shall expire immediately upon termination. In the event a participant's service is terminated for death or disability, all stock options held by the participant vest immediately and shall be exercisable for up to one year from the date of such termination of service. The Incentive Plan as amended now provides the Committee with the discretion to permit the acceleration of the vesting of stock options upon the retirement of a participant.
Following retirement, a participant generally has one year to exercise his stock options; provided that Incentive Stock Options not exercised within three months from the participant's retirement date shall not be eligible for incentive treatment for tax purposes.

      Acceleration Upon a Change in Control. As amended, the Incentive Plan also now provides that in the event of a change in control of the Company or the Bank, stock options will immediately become fully vested and shall be exercisable for the term of the stock option regardless of termination of employment or service; provided that Incentive Stock Options not exercised within three months of an individual's termination of employment shall not be eligible for incentive treatment for tax purposes.

Stock Awards

      The Incentive Plan also authorizes the granting of stock awards to employees and directors. The Committee has the authority to determine the amounts of stock awards granted to any individual and the dates on which stock awards granted will vest or any other conditions, which must be satisfied prior to vesting.

      When stock awards are distributed (i.e., vest) in accordance with the Incentive Plan, the recipients will receive an amount equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Before vesting, recipients of stock awards may direct the voting of shares of common stock granted to them and held in the Incentive Plan Trust. Shares of common stock held by the Incentive Plan Trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of stock awards.

      Termination of Employment or Service. Unless otherwise determined by the Committee, upon termination of the services of a stock award recipient for any reason other than death, disability, retirement or termination for cause, all rights in the recipient's unvested stock awards shall be cancelled. In the event of the death or disability of the stock award recipient all unvested stock awards held by such individual will become fully vested. In the event of termination for cause, all unvested stock awards held by an Incentive Plan participant shall be cancelled. The Incentive Plan as amended now provides the Committee in the event of retirement of an Incentive Plan participant, any stock awards in which the participant has not vested as of his retirement date shall be forfeited. However, in the event the Incentive Plan participant is immediately engaged by the Company or the Bank as a consultant, advisor or director, the Committee has the discretion to determine that all unvested stock awards held by the participant will continue to vest in accordance with their original terms.

      Acceleration Upon a Change in Control. As amended, the Incentive Plan now provides that all stock awards immediately vest in the event of a change in control.

Shareholder Vote

      Shareholders are being requested to ratify the amendments to the Incentive Plan. If shareholders fail to ratify Proposal 2, the Incentive Plan, in the form attached hereto, will remain in full force and effect at the discretion of the Company's Board of Directors. The affirmative vote of a majority of the shares present at the Annual Meeting and eligible to be cast on this proposal is required to ratify the amendments to the Incentive Plan.

      Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the ratification of the amendments to the Massachusetts Fincorp, Inc. 1999 Stock-Based Incentive Plan.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" RATIFICATION OF THE AMENDMENTS TO THE MASSACHUSETTS FINCORP, INC. 1999 STOCK-BASED INCENTIVE PLAN.

PROPOSAL 3.  RATIFICATION OF THE APPOINTMENT OF AUDITORS

      Grant Thornton LLP was the Company's independent auditors for the 2000 fiscal year. The Board of Directors presently has renewed the Company's arrangements with Grant Thornton LLP to be its auditors for the 2001 fiscal year, subject to the ratification of such appointment by the Company's shareholders. Representatives of Grant Thornton LLP are expected to be present at the Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement if they so desire. The appointment of auditors must be ratified by a majority of the votes cast by shareholders at the Annual Meeting. Proxies marked as abstentions or broker non-votes are not counted as votes cast.

      THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S AUDITORS.

                           AUDIT COMMITTEE REPORT

      The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Grant Thornton LLP, the Company's independent auditors, the matters required to be discussed under Statement on Auditing Standards No. 61 ("SAS 61"). In addition, the Audit Committee has received from Grant Thornton LLP the written disclosures and the letter required to be delivered by them under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") addressing all relationships between the auditors and the Company that might bear on the auditors' independence. The Audit Committee has reviewed the materials to be received from Grant Thornton LLP and has met with representatives of Grant Thornton LLP to discuss the independence of the auditing firm.

      The Audit Committee has reviewed the non-audit services currently provided by the Company's independent auditor and has considered whether the provision of such services is compatible with maintaining the independence of the Company's independent auditors.

      Based on the Audit Committee's review of the financial statements, its discussion with Grant Thornton LLP regarding SAS 61, and the written materials provided by such firm under ISB Standard No. 1 and the related discussion with such firm of their independence, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-KSB for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                         THE AUDIT AND COMPLIANCE COMMITTEE
                                                              Scott E. Buck
                                                        John E. Hurley, Jr.
                                                            Robert H. Quinn
                                                         Joseph W. Sullivan

             AUDIT AND OTHER FEES PAID TO INDEPENDENT ACCOUNTANT

Audit Fees

      During the fiscal year ended December 31, 2000, the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed during the fiscal year ended December 31, 2000 were $40,000.

Financial Information Systems Design And Implementation Fees

      The Company did not engage Grant Thornton LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

All Other Fees

      For the fiscal year ended December 31, 2000, the aggregate fees paid by the Company to Grant Thornton LLP for all other services (other than audit services and financial information systems design and implementation services) were $7,000.

                           ADDITIONAL INFORMATION

Solicitation of Proxies

      The cost of solicitation of proxies on behalf of management will be borne by the Company. Proxies may be solicited by mail, personally or by telephone by directors, officers and other employees of the Company and its subsidiary, The Massachusetts Co-operative Bank (the "Bank"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Shareholder Proposals

      To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2002 Annual Meeting of Shareholders, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders not later than December 21, 2001. If such annual meeting is held on a date more than 30 calendar days from May 23, 2002, a shareholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made to be considered for inclusion in the Company's proxy statement. Any such proposal will be subject to 17 C.F.R. Section 240.14a-8 of the Rules and Regulations under the Exchange Act.

Notice of Business to be Conducted at a Special or Annual Meeting

      The Bylaws of the Company set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting. The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. In order for the notice of a shareholder proposal for consideration at the Company's 2002 Annual Meeting of Shareholders to be timely, the Company would have to receive such notice no later than February 22, 2002 assuming the 2002 Annual Meeting is held on May 23, 2002 and that the Company provides at least 100 days notice or public disclosure of the date of the meeting. The advance notice by shareholders must include the shareholder's name and address, as they appear on the Company's record of shareholders, a brief description of the proposed business, the reason for conducting such business at the annual meeting, the class and number of shares of the Company's capital stock that are beneficially owned by such shareholder and any material interest of such shareholder in the proposed business. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any Annual Meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Other Matters Which May Properly Come Before the Meeting

      The Board of Directors knows of no business, which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Shareholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

      Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

      A COPY OF THE FORM 10-KSB (WITHOUT EXHIBITS) FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SEC, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD UPON WRITTEN REQUEST TO RENEE R. CZAJKOWSKI, MASSACHUSETTS FINCORP, INC., 70 QUINCY AVENUE, QUINCY, MASSACHUSETTS 02169.

                                       By Order of the Board of Directors



                                       Renee R. Czajkowski
                                       Corporate Secretary

Quincy, Massachusetts
April 20, 2001

          YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN
            PERSON.  WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL
            MEETING, YOU ARE REQUESTED TO SIGN, DATE AND PROMPTLY
             RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED
                            POSTAGE-PAID ENVELOPE.

                                                                  EXHIBIT A

                           AUDIT COMMITTEE CHARTER

Mission Statement

      The audit committee will serve as an independent and objective arm of the Board of Directors to ensure the company's financial reporting process and system of internal control are in place and operating effectively. This mission will be accomplished through review of financial information, monitoring and receiving reports from the independent auditors and providing a channel of communication between the independent auditors, management and the board of directors.

Committee Organization

      The audit committee shall consist of at least three independent directors who shall constitute at least a majority of the committee.
Members will have an understanding of the company's operations and a working familiarity of accounting and internal controls principles. The audit committee will meet three times a year or more frequently as circumstances dictate. At least annually the committee will meet in a separate executive session with the independent auditors.

Scope of Activities

      Specific responsibilities of the audit committee include:

1.    Selection and appointment of the Independent Auditor
      The committee will recommend the selection of the auditors to the board of directors and will review the terms of the auditor's engagement on an annual basis. The committee will meet with the auditors on an annual basis to review the scope of the audit and to evaluate the auditors' independence by obtaining confirmation from the auditor of their compliance with professional independence requirements.

2.    Review of Financial Statements and Financial Reporting Process
      The committee will review the annual financial statements and the auditor's report thereon, quarterly reports filed with the Federal Deposit Insurance Corporation and any other reports required to be filed with State or Federal Agencies.

      The committee will consider the selection of and changes to accounting principles used in the preparation of the company's financial statement based on information presented by management and auditors. The committee will also consider the significant estimates used in the preparation of the financial statements based on information presented by management and auditors.

      The committee will review with the auditors (internal and independent) the internal controls in place for safekeeping assets, any suggestions for improvement in the internal control structure and management's response. The committee will also monitor the extent to which changes or improvements have been implemented.

      The committee will review any significant disagreements between the independent auditor and management in connection with the preparation of the financial statements. Following the conclusion of the annual audit the committee will review with management and the auditors any significant difficulties arising during the course of the audit, including any restrictions on scope or access to required information.

      The committee will also be responsible for reviewing the activities, structure and qualifications of the internal audit function.

1.    Non financial responsibilities

      The committee will review and monitor updates to the company's code of ethics and ensure that management has established a system to enforce the code of ethical conduct. The committee will also review the company's compliance with the code of ethics.

      The committee will also review with the company's legal counsel any legal or regulatory matters that may have a significant impact on the organization's financial statements and compliance policies.

      If necessary, the committee will institute special investigations and, if appropriate, hire special counsel or experts to assist in the examination.

Reporting Responsibilities

      The committee will report to the full board of directors following the meetings of the audit committee.


                                                                  EXHIBIT B

                         MASSACHUSETTS FINCORP, INC.
                       1999 STOCK-BASED INCENTIVE PLAN
                          (as amended and restated)

1.    DEFINITIONS.

      (a) "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Holding Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

      (b) "Award" means, individually or collectively, a grant under the Plan of Non-Statutory Stock Options, Incentive Stock Options and Stock Awards.

      (c) "Award Agreement" means an agreement evidencing and setting forth the terms of an Award.

      (d)   "Bank" means Massachusetts Co-operative Bank, Boston,
Massachusetts.

      (e) "Board of Directors" means the board of directors of the Holding Company.

      (f) "Change in Control" of the Holding Company or the Bank shall mean an event of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Holding Company within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Federal Deposit Insurance Corporation ("FDIC") at 12 C.F.R. Section 303.4(a) with respect to the Bank and the Board of Governors of the Federal Reserve System ("FRB") at 12 C.F.R. Section 225.41(b) with respect to the Holding Company, as in effect on the date hereof; or (iii) results in a transaction requiring prior FRB approval under the Bank Holding Company Act of 1956 and the regulations promulgated thereunder by the FRB at 12 C.F.R. Section 225.11, as in effect on the date hereof except for the Holding Company's acquisition of the Bank; or (iv) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company in connection with the conversion of the Bank to the stock form and any securities purchased by any tax qualified employee benefit plan of the Bank; or
(B) individuals who constitute the Board of Directors on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's shareholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; or (D) solicitations of shareholders of the Holding Company, by someone other than the current management of the Holding Company, seeking shareholder approval of a plan or reorganization, merger of consolidation of the Holding Company or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company shall be distributed; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company.

      (g)   "Code" means the Internal Revenue Code of 1986, as amended.

      (h) "Committee" means the committee designated by the Board of Directors, pursuant to Section 2 of the Plan, to administer the Plan.

      (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share.

      (j)   "Date of Grant" means the effective date of an Award.

      (k) "Disability" means any mental or physical condition with respect to which the Participant qualifies for and receives benefits for under a long-term disability plan of the Holding Company or an Affiliate, or in the absence of such a long-term disability plan or coverage under such a plan, "Disability" shall mean a physical or mental condition which, in the sole discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent the Participant from fulfilling his duties or responsibilities to the Holding Company or an Affiliate.

      (l)   "Effective Date" means July 21, 1999.

      (m) "Employee" means any person employed by the Holding Company or an Affiliate. Directors who are employed by the Holding Company or an Affiliate shall be considered Employees under the Plan.

      (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

      (o) "Exercise Price" means the price at which a Participant may purchase a share of Common Stock pursuant to an Option.

      (p) "Fair Market Value" means the market price of Common Stock, determined by the Committee as follows:

            (i) If the Common Stock was traded on the date in question on The NASDAQ Stock Market then the Fair Market Value shall be equal to the closing price reported for such date;

            (ii) If the Common Stock was traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

            (iii) If neither of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

      Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal.
 The Committee's determination of Fair Market Value shall be conclusive and binding on all persons.

      (q)   "Holding Company" means Massachusetts Fincorp, Inc.

      (r) "Incentive Stock Option" means a stock option granted to a Participant, pursuant to Section 7 of the Plan, that is intended to meet the requirements of Section 422 of the Code.

      (s) "Non-Statutory Stock Option" means a stock option granted to a Participant pursuant to the terms of the Plan but which is not intended to be and is not identified as an Incentive Stock Option or a stock option granted under the Plan which is intended to be and is identified as an Incentive Stock Option but which does not meet the requirements of Section 422 of the Code.

      (t)   "Option" means an Incentive Stock Option or Non-Statutory Stock
Option.

      (u) "Outside Director" means a member of the board(s) of directors of the Holding Company or an Affiliate who is not also an Employee of the Holding Company or an Affiliate.

      (v)   "Participant" means any person who holds an outstanding Award.

      (w) "Performance Award" means an Award granted to a Participant pursuant to Section 9 of the Plan.

      (x) "Plan" means this Massachusetts Fincorp, Inc. 1999 Stock-Based Incentive Plan, as amended and restated.

      (y) "Retirement" means retirement from employment with the Holding Company or an Affiliate in accordance with the then current retirement policies of the Holding Company or Affiliate, as applicable. "Retirement" with respect to an Outside Director means the termination of service from the board(s) of directors of the Holding Company and any Affiliate following written notice to such board(s) of directors of the Outside Director's intention to retire.

      (z) "Stock Award" means an Award granted to a Participant pursuant to Section 8 of the Plan.

      (aa) "Termination for Cause" shall mean, in the case of an Outside Director, removal from the board(s) of directors of the Holding Company and its Affiliates in accordance with the applicable by-laws of the Holding Company and its Affiliates or, in the case of an Employee, as defined under any employment agreement with the Holding Company or an Affiliate; provided, however, that if no employment agreement exists with respect to the Employee, Termination for Cause shall mean termination of employment because of a material loss to the Holding Company or an Affiliate, as determined by and in the sole discretion of the Board of Directors or its designee(s).

      (bb) "Trust" means a trust established by the Board of Directors in connection with this Plan to hold Common Stock or other property for the purposes set forth in the Plan.

      (cc) "Trustee" means any person or entity approved by the Board of Directors or its designee(s) to hold any of the Trust assets.

2.    ADMINISTRATION.

      (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Holding Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be "disinterested" only if he satisfies (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and
(ii) such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under
Section 162(m)(4)(C) of the Code. The Board of Directors may also appoint one or more separate committees of the Board of Directors, each composed of one or more directors of the Holding Company or an Affiliate who need not be disinterested and who may grant Awards and administer the Plan with respect to Employees and Outside Directors who are not considered officers or directors of the Holding Company under Section 16 of the Exchange Act or for whom Awards are not intended to satisfy the provisions of Section 162(m) of the Code.

      (b) The Committee shall (i) select the Employees and Outside Directors who are to receive Awards under the Plan, (ii) determine the type, number, vesting requirements and other features and conditions of such Awards, (iii) interpret the Plan and Award Agreements in all respects and
(iv) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

      (c) Each Award shall be evidenced by a written agreement ("Award Agreement") containing such provisions as may be required by the Plan and otherwise approved by the Committee. Each Award Agreement shall constitute a binding contract between the Holding Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be in accordance with the Plan, but each Award Agreement may include any additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular and at a minimum, the Committee shall set forth in each Award Agreement: (i) the type of Award granted; (ii) the Exercise Price of any Option; (iii) the number of shares subject to the Award; (iv) the expiration date of the Award; (v) the manner, time, and rate (cumulative or otherwise) of exercise or vesting of such Award; and (vi) the restrictions, if any, placed upon such Award, or upon shares which may be issued upon exercise of such Award. The Chairman of the Committee and such other directors and officers as shall be designated by the Committee is hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the recipients of Awards.

      (d) The Committee may delegate all authority for: (i) the determination of forms of payment to be made by or received by the Plan and
(ii) the execution of any Award Agreement. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or an Affiliate for determinations to be made pursuant to the Plan, including the satisfaction of any conditions of a Performance Award. However, only the Committee or a portion of the Committee may certify the attainment of any conditions of a Performance Award intended to satisfy the requirements of Section 162(m) of the Code.

3.    TYPES OF AWARDS.

      The following Awards may be granted under the Plan:

      (a)   Non-Statutory Stock Options.
      (b)   Incentive Stock Options.
      (c)   Stock Awards.

4.    STOCK SUBJECT TO THE PLAN.

      Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares reserved for Awards under the Plan is 76,367. Subject to adjustment as provided in Section 14 of the Plan, the maximum number of shares reserved hereby for purchase pursuant to the exercise of Options granted under the Plan is 54,548. The maximum number of the shares reserved for Stock Awards is 21,819. The shares of Common Stock issued under the Plan may be either authorized but unissued shares or authorized shares previously issued and acquired or reacquired by the Trustee or the Holding Company, respectively. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire or are forfeited without having vested or without having been exercised, new Awards may be made with respect to these shares.

5.    ELIGIBILITY.

      Subject to the terms of the Plan, all Employees and Outside Directors shall be eligible to receive Awards under the Plan. In addition, the Committee may grant eligibility to consultants and advisors of the Holding Company or an Affiliate, as it sees fit.

6.    NON-STATUTORY STOCK OPTIONS.

      The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Non-Statutory Stock Options to eligible individuals upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

      (a) Exercise Price. The Committee shall determine the Exercise Price of each Non-Statutory Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant.

      (b) Terms of Non-statutory Stock Options. The Committee shall determine the term during which a Participant may exercise a Non-Statutory Stock Option, but in no event may a Participant exercise a Non-Statutory Stock Option, in whole or in part, more than ten (10) years from the Date of Grant. The Committee shall also determine the date on which each Non-Statutory Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Non-Statutory Stock Option. The shares of Common Stock underlying each Non-Statutory Stock Option may be purchased in whole or in part by the Participant at any time during the term of such Non-Statutory Stock Option, or any portion thereof, once the Non-Statutory Stock Option becomes exercisable.

      (c) Non-Transferability. Unless otherwise determined by the Committee in accordance with this Section 6(c), a Participant may not transfer, assign, hypothecate, or dispose of in any manner, other than by will or the laws of intestate succession, a Non-Statutory Stock Option. The Committee may, however, in its sole discretion, permit transferability or assignment of a Non-Statutory Stock Option if such transfer or assignment is, in its sole determination, for valid estate planning purposes and such transfer or assignment is permitted under the Code and Rule 16b-3 under the Exchange Act. For purposes of this Section 6(c), a transfer for valid estate planning purposes includes, but is not limited to: (a) a transfer to a revocable intervivos trust as to which the Participant is both the settlor and trustee, (b) a transfer for no consideration to: (i) any member of the Participant's Immediate Family, (ii) any trust solely for the benefit of members of the Participant's Immediate Family, (iii) any partnership whose only partners are members of the Participant's Immediate Family, and (iv) any limited liability corporation or corporate entity whose only members or equity owners are members of the Participant's Immediate Family, or (c) a transfer to the Massachusetts Co-operative Charitable Foundation. For purposes of this Section 6(c), "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half bothers and sisters), and individuals who are family members by adoption. Nothing contained in this
Section 6(c) shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof.
The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions proscribed by the Committee with respect to such Non-Statutory Stock Option.

      (d) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, the expiration of the term of the Non-Statutory Stock Option.

      (e) Termination of Employment or Service (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Non-Statutory Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement, or, if sooner, the expiration of the term of the Non-Statutory Stock Option.

      (f) Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Non-Statutory Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, the expiration of the term of the Non-Statutory Stock Option.

      (g) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, in the event of a Participant's Termination for Cause, all rights with respect to the Participant's Non-Statutory Stock Options shall expire immediately upon the effective date of such Termination for Cause.

      (h) Acceleration Upon a Change in Control. In the event of a Change in Control all Non-Statutory Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Non-Statutory Stock Options regardless of termination of employment or service.

      (i)   Payment.   Payment due to a Participant upon the exercise of a
Non-Statutory Stock Option shall be made in the form of shares of Common
Stock.

      (j) Maximum Individual Award. No individual Employee shall be granted an amount of Non-Statutory Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

7.    INCENTIVE STOCK OPTIONS.

      The Committee may, subject to the limitations of the Plan and the availability of shares of Common Stock reserved but unawarded under this Plan, grant Incentive Stock Options to an Employee upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

      (a) Exercise Price. The Committee shall determine the Exercise Price of each Incentive Stock Option. However, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted, the Employee owns or is treated as owning, for purposes of
Section 422 of the Code, Common Stock representing more than 10% of the total combined voting securities of the Holding Company ("10% Owner"), the Exercise Price shall not be less than 110% of the Fair Market Value of the Common Stock on the Date of Grant.

      (b) Amounts of Incentive Stock Options. To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options that are exercisable for the first time by an Employee during any calendar year under the Plan and any other stock option plan of the Holding Company or an Affiliate exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, such Options in excess of such limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the Date of Grant with respect to each such Incentive Stock Option.

      (c) Terms of Incentive Stock Options. The Committee shall determine the term during which a Participant may exercise an Incentive Stock Option, but in no event may a Participant exercise an Incentive Stock Option, in whole or in part, more than ten (10) years from the Date of Grant; provided, however, that if at the time an Incentive Stock Option is granted to an Employee who is a 10% Owner, the Incentive Stock Option granted to such Employee shall not be exercisable after the expiration of five (5) years from the Date of Grant. The Committee shall also determine the date on which each Incentive Stock Option, or any part thereof, first becomes exercisable and any terms or conditions a Participant must satisfy in order to exercise each Incentive Stock Option. The shares of Common Stock underlying each Incentive Stock Option may be purchased in whole or in part at any time during the term of such Incentive Stock Option after such Option becomes exercisable.

      (d) Non-Transferability. No Incentive Stock Option shall be transferable except by will or the laws of descent and distribution and is exercisable, during his lifetime, only by the Employee to whom the Committee grants the Incentive Stock Option. The designation of a beneficiary does not constitute a transfer of an Incentive Stock Option.

      (e) Termination of Employment (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or other service for any reason other than Retirement, Disability or death, or Termination for Cause, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of such termination and only for a period of three (3) months following the date of such termination, or, if sooner, the expiration of the term of the Incentive Stock Option.

      (f) Termination of Employment (Retirement). Unless otherwise determined by the Committee, in the event of a Participant's Retirement, the Participant may exercise only those Incentive Stock Options that were immediately exercisable by the Participant at the date of Retirement and only for a period of one (1) year following the date of Retirement, or, if sooner, the expiration of the term of the Incentive Stock Option.

      (g) Termination of Employment (Disability or Death). Unless otherwise determined by the Committee, in the event of the termination of a Participant's employment or other service due to Disability or death, all Incentive Stock Options held by such Participant shall immediately become exercisable and remain exercisable for a period one (1) year following the date of such termination, or, if sooner, the expiration of the term of the Incentive Stock Option.

      (h)   Termination of Employment (Termination for Cause).   Unless
otherwise determined by the Committee, in the event of an Employee's Termination for Cause, all rights under such Employee's Incentive Stock Options shall expire immediately upon the effective date of such Termination for Cause.

      (i) Acceleration Upon a Change in Control. In the event of a Change in Control all Incentive Stock Options held by a Participant as of the date of the Change in Control shall immediately become exercisable and shall remain exercisable until the expiration of the term of the Incentive Stock Options regardless of termination of employment or service. Any Option originally designated as an Incentive Stock Option shall be treated as a Non-Statutory Stock Option to the extent the Participant exercises such Option more than three (3) months from the Participant's cessation of employment.

      (j) Payment. Payment due to a Participant upon the exercise of an Incentive Stock Option shall be made in the form of shares of Common Stock.

      (k) Maximum Individual Award. No individual Employee shall be granted an amount of Incentive Stock Options which exceeds 25% of all Options eligible to be granted under the Plan within any 60-month period.

      (l) Disqualifying Dispositions. Each Award Agreement with respect to an Incentive Stock Option shall require the Participant to notify the Committee of any disposition of shares of Common Stock issued pursuant to the exercise of such Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition.

8.    STOCK AWARDS.

      The Committee may make grants of Stock Awards, which shall consist of the grant of some number of shares of Common Stock, to a Participant upon such terms and conditions as it may determine to the extent such terms and conditions are consistent with the following provisions:

      (a)   Grants of the Stock Awards.  Stock Awards may only be made in
whole shares of Common Stock.   Stock Awards may only be granted from shares
reserved under the Plan and available for award at the time the Stock Award is made to the Participant.

      (b) Terms of the Stock Awards. The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest and any terms or conditions which must be satisfied prior to the vesting of any Stock Award or portion thereof. Any such terms or conditions shall be determined by the Committee as of the Date of Grant.

      (c) Termination of Employment or Service (General). Unless otherwise determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Retirement, Disability or death, or Termination for Cause, any Stock Awards in which the Participant has not become vested as of the date of such termination shall be forfeited and any rights the Participant had to such Stock Awards shall become null and void.

      (d) Termination of Employment or Service (Retirement). Unless otherwise determined by the Committee, the event of a Participant's Retirement, any Stock Awards in which the Participant has not become vested as of the date of Retirement shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

      (e) Termination of Employment or Service (Disability or Death). Unless otherwise determined by the Committee, in the event of a termination of the Participant's service due to Disability or death all unvested Stock Awards held by such Participant shall immediately vest as of the date of such termination.

      (f) Termination of Employment or Service (Termination for Cause). Unless otherwise determined by the Committee, or in the event of the Participant's Termination for Cause, all Stock Awards in which the Participant had not become vested as of the effective date of such Termination for Cause shall be forfeited and any rights such Participant had to such unvested Stock Awards shall become null and void.

      (g) Acceleration Upon a Change in Control. In the event of a Change in Control all unvested Stock Awards held by a Participant shall immediately vest.

      (h) Maximum Individual Award. No individual Employee shall be granted an amount of Stock Awards which exceeds 25% of all Stock Awards eligible to be granted under the Plan within any 60-month period.

      (i) Issuance of Certificates. Unless otherwise held in Trust and registered in the name of the Trustee, reasonably promptly after the Date of Grant with respect to shares of Common Stock pursuant to a Stock Award, the Holding Company shall cause to be issued a stock certificate, registered in the name of the Participant to whom such Stock Award was granted, evidencing such shares; provided, that the Holding Company shall not cause such a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each such stock certificate shall bear the following legend:

      "The transferability of this certificate and the shares of stock represented hereby are subject to the restrictions, terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Massachusetts Fincorp, Inc. 1999 Stock-Based Incentive Plan and Award Agreement entered into between the registered owner of such shares and Massachusetts Fincorp, Inc. or its Affiliates. A copy of the Plan and Award Agreement is on file in the office of the Corporate Secretary of Massachusetts Fincorp, Inc. located at 70 Quincy Avenue, Quincy, Massachusetts 02169."

Such legend shall not be removed until the Participant becomes vested in such shares pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this Section 8(i), in connection with a Stock Award, shall be held by the Holding Company or its Affiliates, unless the Committee determines otherwise.

      (j) Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

      The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

      Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary shall not constitute a transfer.

      If a recipient of a Stock Award is subject to the provisions of
      Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant of the Stock Award.

      (k) Accrual of Dividends. To the extent Stock Awards are held in Trust and registered in the name of the Trustee, unless otherwise specified by the Trust Agreement whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is issued. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out on the shares related to the Stock Award.

      (l) Voting of Stock Awards. After a Stock Award has been granted but for which the shares covered by such Stock Award have not yet been vested, earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to vote or to direct the Trustee to vote, as the case may be, such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose and in a manner consistent with the Trust agreement.

      (m)   Payment.   Payment due to a Participant upon the redemption of a
Stock Award shall be made in the form of shares of Common Stock.

9.    PERFORMANCE AWARDS.

      The Committee may determine to make any Award under the Plan contingent upon the satisfaction of any conditions related to the performance of the Holding Company, an Affiliate of the Participant. Each Performance Award shall be evidenced in the Award Agreement, which shall set forth the applicable conditions, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Award. Unless otherwise determined by the Committee, each Performance Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code and subject to the following provisions:

      (a) Any Performance Award shall be made not later than 90 days after the start of the period for which the Performance Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any applicable conditions will be made by the Committee. The Committee may not increase during a year the amount of a Performance Award that would otherwise be payable upon satisfaction of the conditions but may reduce or eliminate the payments as provided for in the Award Agreement.

      (b) Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

      (c) A Participant who receives a Performance Award payable in Common Stock shall have no rights as a shareholder until the Company Stock is issued pursuant to the terms of the Award Agreement. The Common Stock may be issued without cash consideration.

      (d) A Participant's interest in a Performance Award may not be sold, assigned, transferred, pledged, hypothecated, or otherwise encumbered.

      (e) No Award or portion thereof that is subject to the satisfaction of any condition shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions to which the distribution, earning or vesting of such Award is subject have been achieved.

10.    DEFERRED PAYMENTS.

      The Committee, in its discretion, may permit a Participant to elect to defer receipt of all or any part of any cash or stock payment under the Plan, or the Committee may determine to defer receipt by some or all Participants, of all or part of any such payment. The Committee shall determine the terms and conditions of any such deferral, including the period of deferral, the manner of deferral, and the method for measuring appreciation on deferred amounts until their payout.

11.   METHOD OF EXERCISE OF OPTIONS.

      Subject to any applicable Award Agreement, any Option may be exercised by the Participant in whole or in part at such time or times, and the Participant may make payment of the Exercise Price in such form or forms permitted by the Committee, including, without limitation, payment by delivery of cash, Common Stock or other consideration (including, where permitted by law and the Committee, Awards) having a Fair Market Value on the day immediately preceding the exercise date equal to the total Exercise Price, or by any combination of cash, shares of Common Stock and other consideration, including exercise by means of a cashless exercise arrangement with a qualifying broker-dealer, as the Committee may specify in the applicable Award Agreement.

12.   RIGHTS OF PARTICIPANTS.

      No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such Common Stock. Nothing contained herein or in any Award Agreement confers on any person any right to continue in the employ or service of the Holding Company or an Affiliate or interferes in any way with the right of the Holding Company or an Affiliate to terminate a Participant's services.

13.   DESIGNATION OF BENEFICIARY.

      A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

14.   DILUTION AND OTHER ADJUSTMENTS.

      In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event an extraordinary capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution, or enlargement of the rights of the Participant, including any or all of the following:

      (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

      (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan; and

      (c) adjustments in the Exercise Price of outstanding Incentive and/or Non-Statutory Stock Options.

No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. All Awards under this Plan shall be binding upon any successors or assigns of the Holding Company. Notwithstanding the above, in the event of an extraordinary capital distribution, any adjustment under this Section 14 shall be subject to required regulatory approval.

15.   TAXES.

      (a) Whenever under this Plan, cash or shares of Common Stock are to be delivered upon exercise or payment of an Award or any other event with respect to rights and benefits hereunder, the Committee shall be entitled to require as a condition of delivery (i) that the Participant remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) that the withholding of such sums come from compensation otherwise due to the Participant or from any shares of Common Stock due to the Participant under this Plan or (iii) any combination of the foregoing; provided, however, that no amount shall be withheld from any cash payment or shares of Common Stock relating to an Award which was transferred by the Participant in accordance with this Plan.

      (b) If any disqualifying disposition described in Section 7(l) is made with respect to shares of Common Stock acquired under an Incentive Stock Option granted pursuant to this Plan, or any transfer described in
Section 6(c) is made, or any election described in Section 16 is made, then the person making such disqualifying disposition, transfer, or election shall remit to the Holding Company or its Affiliates an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Holding Company or its Affiliates shall have the right to withhold such sums from compensation otherwise due to the Participant, or, except in the case of any transfer pursuant to Section 6(c), from any shares of Common Stock due to the Participant under this Plan.

      (c) The Trustee may deduct from any distribution of shares of Common Stock awarded to an Outside Director under this Plan, sufficient amounts of shares of Common Stock to cover any applicable tax obligations incurred as a result of vesting of the Stock Award.

16.    NOTIFICATION UNDER SECTION 83(b).

      The Committee may, on the Date of Grant or any later date, prohibit a Participant from making the election described below. If the Committee has not prohibited such Participant from making such election, and the Participant shall, in connection with the exercise of any Option, or the grant of any Stock Award, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Committee of such election within 10 days of filing notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under the authority of Section 83(b) of the Code.

17.    AMENDMENT OF THE PLAN AND AWARDS.

      (a) Except as provided in paragraph (c) of this Section 17, the Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, prospectively or retroactively; provided, however, that provisions governing grants of Incentive Stock Options shall be submitted for shareholder approval to the extent required by such law, regulation or otherwise. Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions of this Plan will remain in full force and effect. No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

      (b) Except as provided in paragraph (c) of this Section 17, the Committee may amend any Award Agreement, prospectively or retroactively; provided, however, that no such amendment shall adversely affect the rights of any Participant under an outstanding Award without the written consent of such Participant.

      (c) In no event shall the Board of Directors amend the Plan or shall the Committee amend an Award Agreement in any manner that has the effect of:

            (i) Allowing any Option to be granted with an exercise below the Fair Market Value of the Common Stock on the Date of Grant.

            (ii) Allowing the exercise price of any Option previously granted under the Plan to be reduced subsequent to the Date of Award.

      (d) Notwithstanding anything in this Plan or any Award Agreement to the contrary, if any Award or right under this Plan would, in the opinion of the Holding Company's accountants, cause a transaction to be ineligible for pooling of interest accounting that would, but for such Award or right, be eligible for such accounting treatment, the Committee, at its discretion, may modify, adjust, eliminate or terminate the Award or right so that pooling of interest accounting is available.

18.   EFFECTIVE DATE OF PLAN.

      The Board of Directors approved and adopted the Plan with an effective date of July 21, 1999. All amendments to the Plan are effective upon approval by the Board of Directors, subject to shareholder ratification when specifically required under the Plan or applicable federal or state statutes, rules or regulations. The failure to obtain shareholder ratification for such purposes will not affect the validity or other provisions of the Plan and any Awards made under the Plan.

19.   TERMINATION OF THE PLAN.

      The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; or (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards (is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4 hereof. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

20.   APPLICABLE LAW.

      The Plan will be administered in accordance with the laws of the state of Delaware to the extent not pre-empted by applicable federal law.

21.   TREATMENT OF AWARDS UPON A CHANGE IN CONTROL.

      In the event of a Change in Control where the Holding Company or the Bank is not the surviving entity, the Board of Directors of the Holding Company and/or the Bank, as applicable, shall require that the successor entity take one of the following actions with respect to all Awards held by Participants at the date of the Change in Control:

            (a) Assume the Awards with the same terms and conditions as granted to the Participant under this Plan;

            (b) Replace the Awards with comparable Awards, subject to the same or more favorable terms and conditions as the Award granted to the Participant under this Plan, whereby the Participant will be granted common stock or the option to purchase common stock of the successor entity; or

            (c) Replace the Awards with an immediate cash payment of equivalent value.

22.   COMPLIANCE WITH FDIC AND MASSACHUSETTS COMMISSIONER OF
      BANKS OF THE COMMONWEALTH OF MASSACHUSETTS CONVERSION REGULATIONS.

      Notwithstanding any other provision contained in this Plan:

            (a) No Options or Stock Awards granted to any individual Employee prior to the first anniversary of the Bank's conversion or December 22, 1999, may exceed 25% of the total amount of Options or Stock Awards, as applicable, which may be granted under the Plan;

            (b) No Options or Stock Awards granted to any individual Outside Director prior to the first anniversary of the Bank's Conversion or December 22, 1999, may exceed 5% of the total amount of Options or Stock Awards, as applicable, which may be granted under the Plan;

            (c) The aggregate amount of Options or Stock Awards granted to all Outside Directors prior to the first anniversary of the Bank's Conversion or December 22, 1999, may not exceed 30% of the total amount of Options or Stock Awards, as applicable, which may be granted under the Plan; and

            (d) No Option granted prior to the first anniversary of the Bank's Conversion or December 22, 1999, may be granted with an exercise price which is less than the Fair Market Value of the Common Stock underlying the Option on the Date of Grant.


                         MASSACHUSETTS FINCORP, INC.
                       ANNUAL MEETING OF SHAREHOLDERS

                                May 23, 2001
                           2:00 p.m. Eastern Time
                     __________________________________

      The undersigned hereby appoints the official proxy committee of the Board of Directors of Massachusetts Fincorp, Inc. (the "Company"), each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of common stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on May 23, 2001, at 2:00 p.m. Eastern Time, at The Phillips Old Colony House, 780-900 Morrissey Boulevard, Boston, Massachusetts, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

1. The election as directors of all nominees listed (except as marked to the contrary below).

      Robert H. Quinn            Joseph W. Sullivan            Diane Valle

                                                                FOR ALL
            FOR                     VOTE WITHHELD               EXCEPT
            [ ]                          [ ]                      [ ]

INSTRUCTION: To withhold your vote for any individual nominee, mark "FOR ALL EXCEPT" and write that nominee's name in the space provided below.

___________________________________________________________________________

2. The ratification of certain amendments to the Massachusetts Fincorp, Inc. 1999 Stock-Based Incentive Plan.

            FOR                        AGAINST                  ABSTAIN
            [ ]                          [ ]                      [ ]

3. The ratification of the Board of Directors' appointment of Grant Thornton LLP as the Company's independent accountants.

            FOR                        AGAINST                  ABSTAIN
            [ ]                          [ ]                      [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted "FOR" each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

      The above-signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated April 20, 2001 and of the Annual Report to Shareholders.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.


                                          Dated:___________________________


                                          _________________________________
                                          SHAREHOLDER SIGN ABOVE


                                          _________________________________
                                          CO-HOLDER (IF ANY) SIGN ABOVE

                                          PLEASE COMPLETE, DATE, SIGN AND
                                          PROMPTLY MAIL THIS PROXY IN THE
                                          ENCLOSED POSTAGE-PAID ENVELOPE.